UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PDC ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PDC ENERGY, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P O BOX 1342 BRENTWOOD, NY 11717 PDC ENERGY, INC. 2023 Virtual Annual Meeting of Stockholders Vote by May 23, 2023 11:59 PM ET or virtually at the meeting You invested in PDC ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2023. Vote Virtually at the Meeting* May 24, 2023 1:00 PM, MDT Virtually at: www.virtualshareholdermeeting.com/PDCE2023 *Please check the meeting materials for any special requirements for virtual meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.2 For complete information and to vote, visit www.ProxyVote.com Control # V08713-P90099 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. The proxy materials are available to you on the internet. You may view these materials online at www.proxyvote.com. We encourage you to access and review all the important information contained in the proxy materials before voting. Vote at www.ProxyVote.com Voting Items Board Recommends V08714-P90099 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 01) Barton R. Brookman 02) Pamela R. Butcher 03) Mark E. Ellis 04) Paul J. Korus 05) Lynn A. Peterson 06) Carlos A. Sabater 07) Diana L. Sands 1. Elect seven Directors nominated by the Board, each for a term of one year. Nominees: 2. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers. 3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 4. To approve, on an advisory basis, the frequency (every one, two or three years) of future advisory votes on the compensation of the Company’s Named Executive Officers. NOTE: To transact any other business that may properly come before the meeting and at any and all adjournments or postponements thereof. Our Board has fixed the close of business on March 29, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal executive offices at 1099 18th Street, Suite 1500, Denver, CO 80202, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/PDCE2023 when you enter your control number. For For For 1 Year